UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

July 31, 2012

Dewmar International BMC, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

NEVADA

 (State or Other Jurisdiction of Incorporation)

001-32032	83-0375241
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
(Address of Principal Executive Offices)	(Zip Code)

(601) 488-4360

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On July 31, 2012, the SEC terminated its review of the Company’s form 8K filed on November 1, 2011 and amendments thereto with comments remaining outstanding. Subsequently on August 3, 2012, the Company filed an amendment to the 8K with revised disclosure in response to the last outstanding SEC comments.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a)     Not Applicable.

b)     Not Applicable.

c)     Exhibits

No.	Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2012

By:	/s/ Marco Moran
Name:	Marco Moran
Title:	President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
None